Exhibit 10.32

EXECUTION COPY

FIFTH AMENDMENT AGREEMENT

This Fifth Amendment Agreement (this “Amendment”) is entered into this 12th day of December, 2016, by and among BENEFITFOCUS, INC., a Delaware corporation (the “Parent”), BENEFITFOCUS.COM, INC., a South Carolina corporation (“Benefitfocus.com”), and BENEFITSTORE, INC., a South Carolina corporation (“BenefitStore”, and together with the Parent and Benefitfocus.com, each individually, a “Borrower”, and collectively, the “Borrowers”), the several banks and other financial institutions or entities party hereto (each a “Lender” and, collectively, the “Lenders”), and SILICON VALLEY BANK, as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrowers, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of February 20, 2015, as amended pursuant to that certain First Amendment Agreement dated June 16, 2015, pursuant to that certain Second Amendment Agreement dated December 18, 2015, pursuant to that certain Third Amendment Agreement dated March 24, 2016, and pursuant to that certain Fourth Amendment Agreement dated October 28, 2016 (as amended and as the same may from time to time be further amended, modified, supplemented or restated, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrowers for the purposes permitted in the Credit Agreement.

B. The Borrowers have requested and the Required Lenders and the Administrative Agent agree to modify and amend certain terms and conditions of the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement.

2.1 Section 7.2 (Indebtedness). Section 7.2(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(k) to the extent constituting Indebtedness, building lease obligations, whether or not reflected on the balance sheet of the Borrowers, provided that the aggregate outstanding amount of such obligations does not exceed $180,000,000; and”

3. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of (and in form and substance satisfactory to, as applicable) the Administrative Agent (such date, the “Fifth Amendment Effective Date”):

3.1 This Amendment shall have been duly executed and delivered by the respective parties hereto. The Administrative Agent shall have received a fully executed copy hereof.

3.2 All necessary consents and approvals to this Amendment shall have been obtained by the Loan Parties.

3.3 After giving effect to this Amendment, each of the representations and warranties herein and in the Credit Agreement and the other Loan Documents (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of the Fifth Amendment Effective Date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent (or made available) by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Fifth Amendment Effective Date specifying such Lender’s objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent to that effect on or prior to the Fifth Amendment Effective Date.

4. Limitation of Amendment.

4.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties. To induce the Administrative Agent and the Required Lenders to enter into this Amendment, the Borrowers hereby represent and warrant as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Each Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment;

5.3 The execution and delivery by each Borrower of this Amendment and the performance by such Borrower of its obligations under the Credit Agreement, as amended by this Amendment, have been duly authorized;

5.4 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting such Borrower, (b) any contractual restriction with a Person binding on such Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on such Borrower, or (d) the organizational documents of such Borrower;

5.5 The execution and delivery by each Borrower of this Amendment and the performance by such Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on such Borrower, except as already has been obtained or made; and

5.6 This Amendment has been duly executed and delivered by each Borrower and is the binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. No Defenses of Borrowers. Each Borrower hereby acknowledges and agrees that such Borrower has no offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender with respect to the Obligations, or otherwise, and that if such Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and such Borrower hereby RELEASES the Administrative Agent and each Lender from any liability thereunder.

7. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9. Effect on Loan Documents.

9.1 The amendments set forth herein shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver, or modification of any other term or condition of the Credit Agreement or of any Loan Documents or to prejudice any right or remedy which the Administrative Agent may now have or may have in the future under or in connection with the Loan Documents; (b) to be a consent to any future consent or modification, forbearance, or waiver to the Credit Agreement or any other Loan Document, or to any waiver of any of the provisions thereof; or (c) to limit or impair the Administrative Agent’s right to demand strict performance of all terms and covenants as of any date. The Borrowers, on behalf of each Loan Party, hereby ratify and reaffirm the Borrowers’ obligations under the Credit Agreement and each Loan Party’s obligations under each other Loan Document to which it is a party and agrees that none of the amendments or modifications to the Credit Agreement set forth in this Amendment shall impair any Loan Party’s obligations under the Loan Documents or the Administrative Agent’s rights under the Loan Documents. The Borrowers, on behalf of each Loan Party, hereby further ratify and reaffirm the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations (as amended and increased hereby) from and after the date hereof. The Borrowers, on behalf of each Loan Party, acknowledge and agree that the Credit Agreement and each other Loan Document is still in full force and effect and acknowledge as of the date hereof that no Loan Party has any defenses to enforcement of the Loan Documents. The Borrowers, on behalf of each Loan Party, waive any and all defenses to enforcement of the Credit Agreement as amended hereby and each other Loan Documents that might otherwise be available as a result of this Amendment of the Credit Agreement. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

9.2 To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

9.3 This Amendment is a Loan Document.

10. Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

11. Choice of Law. Section 10.13 and Section 10.14 of the Credit Agreement are hereby incorporated by reference in their entity mutatis mutandis.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

BENEFITFOCUS.COM, INC.

By	/s/ Jeffrey M. Laborde
Name:	Jeffrey M. Laborde
Title:	CFO

BENEFITFOCUS, INC.

By	/s/ Jeffrey M. Laborde
Name:	Jeffrey M. Laborde
Title:	CFO

BENEFITSTORE, INC.

By	/s/ Jeffrey M. Laborde
Name:	Jeffrey M. Laborde
Title:	CFO

Signature Page to Fifth Amendment

SILICON VALLEY BANK, as Administrative Agent and as a Lender

By	/s/ Steve Lyons
Name:	Steve Lyons
Title:	VP

Signature Page to Fifth Amendment

COMERICA BANK, as a Lender

By	/s/ John Benetti
Name:	John Benetti
Title:	SVP

Signature Page to Fifth Amendment

PACIFIC WESTERN BANK, as a Lender

By	/s/ Adam Glick
Name:	Adam Glick
Title:	Senior Vice President

Signature Page to Fifth Amendment

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

Signature Page to Fifth Amendment